EXHIBIT 1
                                                                       ---------

                             JOINT FILING AGREEMENT

         This will confirm the agreement by and among all the undersigned that the Schedule 13G filed on or about this date and any amendments thereto with respect to the beneficial ownership by the undersigned of shares of the Class A Common Stock, $.001 par value per share, of Genworth Financial, Inc. is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1). This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  February 14, 2005


                                        GE FINANCIAL ASSURANCE HOLDINGS, INC.



                                         By:  /s/ Briggs Tobin
                                             -----------------------------------
                                             Name:   Briggs Tobin
                                             Title:  Attorney-in-fact


                                         GEI, INC.


                                         By:  /s/ Briggs Tobin
                                             -----------------------------------
                                             Name:   Briggs Tobin
                                             Title:  Attorney-in-fact


                                         GENERAL ELECTRIC CAPITAL CORPORATION



                                         By:  /s/ Briggs Tobin
                                             -----------------------------------
                                              Name:   Briggs Tobin
                                              Title: Attorney-in-fact


                                         GENERAL ELECTRIC CAPITAL SERVICES, INC.



                                          By: /s/ Briggs Tobin
                                             -----------------------------------
                                              Name:   Briggs Tobin
                                              Title:  Attorney-in-fact


                                         GENERAL ELECTRIC COMPANY



                                         By:  /s/ Briggs Tobin
                                             -----------------------------------
                                             Name:   Briggs Tobin
                                             Title:  Attorney-in-fact